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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 10, 2004




                             SPECTRALINK CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


0-28180                                                   84-1141188
(Commission file number)                                  (IRS Employer
                                                          Identification Number)

5755 Central Avenue, Boulder, Colorado                    80301-2848
(Address of principal executive office)                   (Zip code)

                                  303-440-5330
                           (Issuer's telephone number)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed from last report)



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ITEM 5.  OTHER EVENTS.

SpectraLink announced today that Michael Cronin, vice president of sales and marketing since 1997, will resign his positions of vice president of sales and marketing and corporate officer to retire and pursue personal interests effective April 1, 2004. Mr. Cronin will remain an employee of the company to assist with the transition through June 30, 2004.

Until a replacement is named, Bill Sheeser, the current vice president of North America sales, will assume day-to-day responsibility for all direct and channel selling activities, and will report to John Elms, president and CEO of SpectraLink. International Sales, Business Development and Marketing will report directly to Mr. Elms in the interim.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             SPECTRALINK CORPORATION

Date:  February 10, 2004                     By:  /s/  Nancy K. Hamilton
                                             Nancy K. Hamilton,
                                             Principal Financial and Accounting
                                             Officer and on behalf of the
                                             Registrant